Exhibit 10.1

SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated as of October 11, 2012, by and among BREITBURN OPERATING L.P., a Delaware limited partnership (the “Company”), BREITBURN ENERGY PARTNERS L.P., as Parent Guarantor (“Parent”), BreitBurn GP, LLC (the “Parent GP”), BreitBurn Operating GP, LLC (the “General Partner”), the Subsidiaries of the Parent and/or the Company, as guarantors (the “Subsidiary Guarantors”, and together with the Parent, the Parent GP, and the General Partner, the “Guarantors”), the Lenders (defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”). Capitalized terms used in this Amendment, and not otherwise defined in this Amendment, have the meanings assigned thereto in the Credit Agreement defined below.

WITNESSETH:

WHEREAS, the Company, the Guarantors, Administrative Agent, Issuing Lender and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of May 7, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Consent and First Amendment to Security Agreement dated as of September 17, 2010, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 9, 2011, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of August 3, 2011, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of October 5, 2011 and that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of May 25, 2012 (as further amended, modified or restated from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Company upon the terms and conditions set forth therein; and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, subject to the terms hereof, the undersigned Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1.          Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)          The following definition is hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

““Elected Commitment Amount” means the aggregate Commitments of all Lenders, as set forth on Schedule 2.01, as such Commitments may be increased or reallocated from time to time pursuant to the terms hereof.”

Sixth Amendment

(b)          The definition of “Available Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “(i) the lesser of (x) the Elected Commitment Amount and (y)” immediately following “time in question,” and inserting “(ii)” immediately following “minus”.

(c)          The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “the Elected Commitment Amount, as such commitment may be increased from time to time in accordance with the provisions hereof or (c)” immediately following “(a) the then-effective Borrowing Base, (b) ”.

(d)          The definition of “Pro Rata Share” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “Section 2.04(b) and” immediately following the phrase “subject to adjustment as provided in”.

(e)          Subsection 2.01(a) of the Credit Agreement is hereby amended by replacing the reference therein to “Borrowing Base” with “the lesser of the Borrowing Base and the Elected Commitment Amount”.

(f)          Section 2.04 of the Credit Agreement is hereby amended by moving Subsection 2.04(b) thereof to a new subsection at Subsection 2.04(c) and inserting the following as Subsection 2.04(b):

“(b)        Request for Increase.

(i)          Provided no Default has occurred and is continuing, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may from time to time deliver a request for an increase in the Elected Commitment Amount; provided that (a) any such request for an increase shall be in a minimum amount of $5,000,000, (b) the Company may make a maximum of two (2) such requests between Scheduled Borrowing Base Determinations and (c) after giving effect to such request the Elected Commitment Amount does not exceed the lesser of (A) the Aggregate Maximum Credit Amount, as such amount may be reduced pursuant to Section 2.04(a) and (B) the Borrowing Base then in effect. The request from the Company shall include the amount of the requested increase, the effective date for the increase and certify that, before and after giving effect to such increase, the representations and warranties contained in Article 6 and the other Loan Documents are true and correct as of the date of such request.

(ii)         The Administrative Agent shall notify each of the Lenders of the Company’s request and determine whether each such Lender agrees to increase its Commitment (which agreement may be given or withheld at such Lender’s sole and absolute discretion) and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(iii)        The Administrative Agent shall notify the Company and each Lender of the Lenders’ responses to each request made under this Section 2.04(b). To achieve the full amount of a requested increase and subject to the approval of the Swing Line Lender and each Issuing Lender (which approvals shall not be unreasonably withheld), the Administrative Agent, in consultation and with the consent of the Company, may also invite additional Persons who qualify as Eligible Assignees to become Lenders pursuant to an Assignment and Assumption (and in accordance with Section 11.06(b)(iv) hereof), together with the reallocation provisions of Section 2.04(b)(iv). It shall not be a condition to obtaining an increase in the Elected Commitment Amount that the full amount of such increase requested by the Company be approved by the Lenders or any additional Eligible Assignees. If less than the full amount of the increase requested by the Company is approved by the Lenders and Eligible Assignees, if any, the Company may, at its option, accept the amount of the increase so approved, or the Company may withdraw its request for such increase, in which case the Company shall be deemed not to have made a request for such increase.

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(iv)        If the Elected Commitment Amount is increased in accordance with this Section 2.04(b), the Administrative Agent and the Company shall determine the effective date (the “Increase Effective Date”) and the allocation of the final Pro Rata Shares, after giving effect to such increase. The Administrative Agent shall promptly notify the Company and the Lenders of (i) the final amount and allocation of the Pro Rata Shares after giving effect to such increase and the Increase Effective Date and (ii) the amount of Loans of each Interest Rate Type and the applicable Interest Period thereof. On the Increase Effective Date, all outstanding Loans and Commitments shall be reallocated among the Lenders (including any newly added Lenders) in accordance with the Lenders’ respectively revised Pro Rata Shares, after giving effect to such increase in the Elected Commitment Amount and the Lenders shall make purchases and adjustments among themselves with respect to the Loans and Commitments then outstanding and amounts of principal, interest, fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation of the Pro Rata Shares and the Elected Commitment Amount. In connection with such reallocation among the Lenders, on the Increase Effective Date, the Loan Parties shall promptly reimburse the Lenders for losses and expenses incurred in respect of LIBOR Loans in accordance with Section 3.04. Upon the Increase Effective Date, after giving effect to the allocation of such increase, Schedule 2.01 shall be deemed amended and restated to reflect the Elected Commitment Amount and Pro Rata Shares then in effect.”

(g)          Subsection 2.05(a) of the Credit Agreement is hereby amended by inserting the phrase “, the Elected Commitment Amount” immediately following “in relation to the Aggregate Maximum Credit Amount” in the last sentence thereof.

(h)          Subsection 2.05(c) of the Credit Agreement is hereby amended by replacing the reference therein to “total Commitments” with “Elected Commitment Amount”.

(i)          Subsection 2.06(c)(ii) of the Credit Agreement is hereby amended by replacing the reference therein to “Section 2.04(b)” with “Section 2.04(c)”.

(j)          Subsection 2.07(a) of the Credit Agreement is hereby amended by inserting the phrase “total Commitments exceed” instead of the phrase “Commitment exceeds” immediately following “the actual daily amount by which the”.

(k)          Subsection 2.13(a) of the Credit Agreement is hereby amended by replacing the reference to “Section 2.04(b)(iii)” therein with “Section 2.04(c)(iii)”.

(l)          Section 3.04 of the Credit Agreement is hereby amended by deleting the word “or” immediately preceding “(e)” and inserting the phrase “the reallocation of any LIBOR Loan pursuant to Section 2.04(b); or (f)” immediately following “last day of the relevant interest period; (e)”.

(m)          Schedule 2.01 to the Credit Agreement is hereby replaced with Schedule 2.01 attached hereto.

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SECTION 2.          Guarantor Confirmation.

(a)          The Guarantors hereby consent and agree to this Amendment and each of the transactions contemplated hereby.

(b)          The Company and each of the Guarantors ratifies and confirms the debts, duties, obligations, liabilities, rights, titles, pledges, grants of security interests, liens, powers, and privileges existing by virtue of the Loan Documents to which it is a party.

(c)          The Company and each of the Guarantors agrees that the guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Agreements and Guaranties to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Obligations.

(d)          The Company and each of the Guarantors acknowledges and agrees that all terms, provisions, and conditions of the Loan Documents to which it is a party (as amended by this Amendment) shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

SECTION 3.          Borrowing Base Determination. Upon the effectiveness of this Amendment, in accordance with Section 2.05 of the Credit Agreement, the Administrative Agent and the Lenders agree that the Borrowing Base on the Amendment Effective Date shall be $1,000,000,000.

SECTION 4.          Conditions of Effectiveness. This Agreement and the amendments hereunder shall become effective as of the date first set forth above (the “Amendment Effective Date”), provided that the following conditions shall have been satisfied:

(a)          Amendment. The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by the Administrative Agent, each of the Lenders, the Company, and the Guarantors (which may be by telecopy or PDF transmission).

(b)          No Default; Representations and Warranties; No Material Adverse Effect. As of the Amendment Effective Date:

(i) the representations and warranties of the Company and the Guarantors in Article VI of the Credit Agreement and in the other Loan Documents as amended hereby shall be true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections (a) and (b) of Section 6.14 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement);

(ii) no Default or Event of Default shall exist; and

(iii) since December 31, 2011, there shall have been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

(c)          Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses owed pursuant to this Amendment to the extent then due and payable on the Amendment Effective Date.

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(d)          Additional Documents. Such other documents, in form and substance satisfactory to Administrative Agent, as the Administrative Agent may reasonably request.

SECTION 5.          Representations and Warranties. Each of the Company and the Parent represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

(a)          It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)          The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c)          This Amendment does not and will not violate any provisions of any of the Organization Documents of the Company.

(d)          No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(e)          After giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto are true and correct in all material respects on and as of this date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

SECTION 6.          Reference to and Effect on the Credit Agreement.

(a)          Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)          Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 7.          Costs and Expenses. The Company agrees to pay all reasonable legal fees and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment.

SECTION 8.          Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Each of the Company and the Parent hereby ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.

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SECTION 9.          Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.

SECTION 10.         Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, each of the Company and the Parent represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of the Company or the Parent to Administrative Agent, Issuing Lender or any Lender.

SECTION 11.         Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.

SECTION 12.         Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.

SECTION 13.         Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 14.         NO ORAL AGREEMENTS. The rights and obligations of each of the parties to the loan documents shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between such parties are superseded by and merged into such writings. This Amendment and the other written Loan Documents executed by the Company, the Guarantors, Administrative Agent, Issuing Lender and/or Lenders represent the final agreement between such parties, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by such parties. There are no unwritten oral agreements between such parties.

SECTION 15.         No Waiver. Each of the Company and the Parent hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Lender or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE COMPANY:

BREITBURN OPERATING L.P.,
a Delaware limited partnership

By: BREITBURN OPERATING GP, LLC, its general partner

By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
President

PARENT:

BREITBURN ENERGY PARTNERS L.P.,
a Delaware limited partnership

By: BREITBURN GP, LLC, its general partner

By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
President

PARENT GP:

BREITBURN GP, LLC,
a Delaware limited partnership

By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
President

GENERAL PARTNER:

BREITBURN OPERATING GP, LLC,
a Delaware limited partnership

By:	/s/ Randall H. Bretenbach
Randall H. Breitenbach
President

Signature Page to Sixth Amendment

SUBSIDIARY GUARANTORS:

BREITBURN FINANCE CORPORATION,
a Delaware corporation

By:		/s/ Randall H. Breitenbach
Randall H. Breitenbach
Co-Chief Executive Officer

BREITBURN MANAGEMENT COMPANY, LLC,
a Delaware limited liability company

By:		/s/ Randall H. Breitenbach
Randall H. Breitenbach
President

ALAMITOS COMPANY,
a California corporation

By:		/s/ Randall H. Breitenbach
Randall H. Breitenbach
Co-President

BREITBURN FLORIDA LLC,
a Delaware limited liability company

By:		BreitBurn Operating L.P.,
its sole member

	By:	BreitBurn Operating GP, LLC,
its general partner

	By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
President

BREITBURN FULTON LLC,
a Delaware limited liability company

By:		/s/ Bruce D. McFarland
Bruce D. McFarland
Secretary

Signature Page to Sixth Amendment

BEAVER CREEK PIPELINE, L.L.C.,
a Michigan limited liability company

GTG PIPELINE LLC,
a Virginia limited liability company

MERCURY MICHIGAN COMPANY, LLC,
a Michigan limited liability company

TERRA ENERGY COMPANY LLC,
a Michigan limited liability company, and

TERRA PIPELINE COMPANY LLC,
a Michigan limited liability company

Each by:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
Co-Chief Executive Officer

PHOENIX PRODUCTION COMPANY,
a Wyoming corporation, and

PREVENTIVE MAINTENANCE SERVICES LLC,
a Colorado limited liability company

By:	/s/ Bruce D. McFarland
Bruce D. McFarland
Treasurer

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WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Matt Turner
Matt Turner
Vice President

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Bank of Montreal,
As a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

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The Bank of Nova Scotia,
As a Lender

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

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UNION BANK, N.A.,
As a Lender

By:	/s/ Lara Sorokolit
Name:	Lara Sorokolit
Title:	Vice President

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Citibank, N.A.,
As a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

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Royal Bank of Canada,
As a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION,
As a Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

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The Royal Bank of Scotland, pic,
As a Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorized Signatory

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BANK OF SCOTLAND PLC,
As a Lender

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President

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BARCLAYS BANK PLC,
As a Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Vice President

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CREDIT SUISSE AG, Cayman Islands Branch,
As a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page to Sixth Amendment

TORONTO DOMINION (TEXAS) LLC,
As a Lender

By:	/s/ Bebi Yasin
Name:	Bebi Yasin
Title:	Authorized Signatory

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JPMorgan Chase Bank, N.A.,
As a Lender

By:	/s/ Mark E. Olson
Name:	Mark E. Olson
Title:	Authorized Officer

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Sumitomo Mitsui Banking Corporation,
As a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

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SCHEDULE 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Lender’s Share of Borrowing Base	Lender’s Share of Elected Commitment Amount	Lender’s Share of Aggregate Maximum Loan Amount	Pro Rata Share
Wells Fargo Bank, National Association	$187,603,930.46	$168,843,537.41	$281,405,895.69	18.76039304611%
BMO Capital Markets Financing, Inc.	$78,578,935.82	$70,721,042.24	$117,868,403.73	7.85789358188%
The Bank of Nova Scotia, Houston Branch	$78,578,935.82	$70,721,042.24	$117,868,403.73	7.85789358188%
Union Bank, N.A.	$78,578,935.82	$70,721,042.24	$117,868,403.73	7.85789358188%
Citibank, N.A.	$66,205,452.19	$59,584,906.97	$99,308,178.28	6.62054521865%
Royal Bank of Canada	$66,205,452.19	$59,584,906.97	$99,308,178.28	6.62054521865%
U.S. Bank National Association	$66,205,452.19	$59,584,906.97	$99,308,178.28	6.62054521865%
Bank of Scotland plc	$58,049,886.62	$52,244,897.96	$87,074,829.93	5.80498866213%
The Royal Bank of Scotland plc	$66,205,452.19	$59,584,906.97	$99,308,178.28	6.62054521865%
Barclays Bank PLC	$66,205,452.19	$59,584,906.97	$99,308,178.28	6.62054521865%
Credit Suisse, Cayman Islands Branch	$55,171,210.16	$49,654,089.14	$82,756,815.23	5.51712101554%
Toronto Dominion (Texas) LLC	$44,136,968.12	$39,723,271.31	$66,205,452.19	4.41369681244%
JPMorgan Chase Bank, N.A.	$44,136,968.12	$39,723,271.31	$66,205,452.19	4.41369681244%
Sumitomo Mitsui Banking Corporation	$44,136,968.12	$39,723,271.31	$66,205,452.19	4.41369681244%
TOTAL	$1,000,000,000.00	$900,000,000.00	$1,500,000,000.00	100.00000000000%

Schedule 2.01 to Sixth Amendment